UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

FORUM MERGER II CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 South Congress Avenue, Suite 103

Delray Beach, FL 33445

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 739-7860

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FMCIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FMCI	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A common stock	FMCIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 30, 2020, Forum Merger II Corporation (the “Forum”) filed with the Secretary of State of the State of Delaware an amendment (the “Extension Amendment”) to Forum’s amended and restated certificate of incorporation to extend the date by which Forum has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses from September 30, 2020 to October 30, 2020 (the “Extension”). Forum’s stockholders approved the Extension Amendment at a special meeting of stockholders of Forum (the “Special Meeting”) on September 30, 2020. The foregoing description of the Extension Amendment is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 30, 2020, at the Special Meeting, a total of 17,603,702 (or 68.63%) of Forum’s issued and outstanding shares of Class A common stock and Class B common stock held of record as of August 24, 2020, the record date for the Special Meeting, were present either in person or by proxy, which constituted a quorum. Forum’s stockholders voted on the following proposal at the Special Meeting, which was approved. The final vote tabulation for the proposal is set forth below.

To approve and adopt the Extension Amendment.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,407,115	151,352	45,235	N/A

Item 7.01 Regulation FD Disclosure.

In connection with the Extension, none of Forum’s public shares were redeemed. As a result, approximately $207.4 million remains in the trust account.

On September 30, 2020 Forum issued a press release announcing that the Extension Amendment was approved at the Special Meeting. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Forum under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information About the Business Combination and Where to Find It

Forum has filed a preliminary proxy statement in connection with its proposed business combination (the “Business Combination”) with Ittella International (“Tattooed Chef”) and other matters and will mail a definitive proxy statement to its stockholders as of September 28, 2020, the record date established for voting on the Business Combination. Forum’s stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Business Combination, because these documents contain important information about Forum, Tattooed Chef and the Business Combination. Forum’s stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Business Combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement relating to the Business Combination, and will also be contained in the definitive proxy statement, once it is filed with the SEC, in connection with the Business Combination. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forum and Tattooed Chef’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum’s and Tattooed Chef’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum’s and Tattooed Chef’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against Forum or Tattooed Chef following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the ordinary shares of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Tattooed Chef may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the Business Combination, including those under “Risk Factors” therein, and in Forum’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown. Forum cautions that the foregoing list of factors is not exclusive. Forum cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Certificate of Incorporation of Forum Merger II Corporation
99.1	Press Release, dated September 30, 2020
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MERGER II CORPORATION

Dated: September 30, 2020	By:	/s/ David Boris
		Name:	David Boris
		Title:	Co-Chief Executive Officer and Chief Financial Officer

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